Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
I, Brian McClain, Interim Chief Financial Officer and Treasurer of RealNetworks, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of RealNetworks, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of RealNetworks, Inc.

Date:	November 9, 2022

By:	/s/ Brian McClain
	Name:	Brian McClain
	Title:	Interim Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to RealNetworks, Inc. and will be retained by RealNetworks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.